UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 10, 2017

Dillard’s, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6140	71-0388071
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Cantrell Road Little Rock, Arkansas	72201
(Address of Principal Executive Offices)	(Zip Code)

(501) 376-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement

On August 10, 2017, the Company issued a press release announcing it had amended and extended into a new $800 million senior unsecured revolving credit facility (the “facility”).  A $200 million expansion option remains in place, and pricing is unchanged. The facility was arranged by JPMorgan Chase Bank, N.A.  The facility will mature on August 9, 2022.  The facility amendment and related press release are furnished as Exhibits 10.1 and 99.1, respectively, to this Current Report on Form 8-K, and each of these exhibits is incorporated herein by reference.

Item 2.02                                           Results of Operations and Financial Condition.

On August 10, 2017, the registrant issued a press release announcing results for the 13 and 26 weeks ended July 29, 2017.  A copy of the press release is furnished as Exhibit 99.2 to this current report and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

Exhibit No.                                Description

10.1                                                                        Amendment No. 1 to Five-Year Credit Agreement between Dillard’s, Inc., Dillard Store Services, Inc. and JPMorgan Chase Bank, N.A. as agent for a syndicate of lenders.

99.1                                                                        Press Release dated August 10, 2017, announcing the amended and extended $800 million senior unsecured revolving credit facility.

99.2                                                                        Press Release dated August 10, 2017, announcing results for the 13 and 26 weeks ended July 29, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILLARD’S, INC.

DATED:	August 11, 2017	By:	/s/ Phillip R. Watts
		Name:	Phillip R. Watts
		Title:	Senior Vice President, Co-Principal Financial Officer and Principal Accounting Officer

		By:	/s/ Chris B. Johnson
		Name:	Chris B. Johnson
		Title:	Senior Vice President and Co-Principal Financial Officer

EXHIBIT INDEX

Exhibit No.                                Description

10.1                                                                        Amendment No. 1 to Five-Year Credit Agreement between Dillard’s, Inc., Dillard Store Services, Inc. and JPMorgan Chase Bank, N.A. as agent for a syndicate of lenders.

99.1                                                                        Press Release dated August 10, 2017, announcing the amended and extended $800 million senior unsecured revolving credit facility.

99.2                                                                        Press Release dated August 10, 2017, announcing results for the 13 and 26 weeks ended July 29, 2017.